EXECUTION COPY

(Bilateral Form) (ISDA Agreements Subject to New York Law Only)
ISDA®
International Swaps and Derivatives Association, Inc.

CREDIT SUPPORT ANNEX
to the Schedule to the Master Agreement

dated as of November 30, 2007

between
ABN AMRO BANK N.V.	and	U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST, LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-20N
(“Party A”)		(“Party B”)

Paragraph 13. Elections and Variables

(a)	Security Interest for “Obligations”.

The term “Obligations” as used in this Annex includes the following additional obligations: None.

(b)	Credit Support Obligations.

(i) Delivery Amount, Return Amount and Credit Support Amount.

(A) “Delivery Amount” has the meaning specified in Paragraph 3(a), except that the words “upon a demand made by the Secured Party on or promptly following a Valuation Date” shall be deleted and replaced by the words “on each Valuation Date;” provided, that the Delivery Amount shall be calculated, with respect to collateral posting required by each Rating Agency, by using (i) such Rating Agency’s Valuation Percentages as provided below to determine Value and (ii) the Credit Support Amount related to such Rating Agency. The Delivery Amount shall be the greatest of such calculated amounts.

(B) “Return Amount” has the meaning specified in Paragraph 3(b); provided, that the Return Amount shall be calculated, with respect to collateral posting required by each Rating Agency, by using (i) such Rating Agency’s Valuation Percentages as provided below to determine Value and (ii) the Credit Support Amount related to such Rating Agency. The Return Amount shall be the least of such calculated amounts.

(C) “Credit Support Amount” has the meaning specified in Paragraph 13(j)(iv).

(ii) Eligible Credit Support. The following Valuation Percentages1  shall apply to Eligible Collateral with respect to Party A; provided, however, that all Eligible Collateral shall be denominated in United States Dollars.

Collateral	S&P Valuation Percentage for Eligible Counterparties	S&P Valuation Percentage for Ineligible Counterparties	Fitch Valuation Percentage	Moody’s First Trigger Valuation Percentage	Moody’s Second Trigger Valuation Percentage
Cash	100%	80%	100%	100%	100%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of not more than one year	98.0%	78.4%	99.5%	100%	100%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of not more than five years	98.0%	78.4%	96.6%	100%	97%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than one year but not more than ten years	92.6%	74.1%	93.9%	100%	94%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of greater than or equal to five years but less than or equal to ten years	92.6%	74.1%	93.9%	100%	94%
Fixed-rate negotiable debt obligations issued by the U.S. Treasury Department having a remaining maturity on such date of more than ten years	84.6%	67.7%	92.7%	100%	87%
Fixed-rate U.S. Agency Debentures having a remaining maturity on such date of not more than one year	98.0%	78.4%	(2)	100%	99%
Fixed-rate and floating-rate U.S. Agency Debentures having a remaining maturity on such date of not more than five years	98.0%	78.4%	(3)	100%	96%
Fixed-rate U.S. Agency Debentures having a remaining maturity on such date of more than one year but not more than ten years	92.6%	74.1%	(4)	100%	93%
Fixed-rate and floating-rate U.S. Agency Debentures having a remaining maturity on such date of greater than or equal to five years but less than or equal to ten years	92.6%	74.1%	(5)	100%	93%

1 With respect to collateral types not listed below, such assets will be subject to review by each of S&P, Fitch and Moody’s.

2 Subject to review by Fitch.

3 Subject to review by Fitch.

4 Subject to review by Fitch.

Fixed-rate U.S. Agency Debentures having a remaining maturity on such date of more than ten years	77.9%	62.3%	(6)	100%	86%

5 Subject to review by Fitch.

6 Subject to review by Fitch.

(iii) Thresholds.

(A)	“Independent Amount” means with respect to Party A: Zero

“Independent Amount” means with respect to Party B: Zero

(B)
“Threshold” means with respect to Party A: infinity; provided that the Threshold with respect to Party A shall be zero for so long as, with respect to Moody’s and Fitch, no Relevant Entity has the Moody’s First Trigger Required Ratings or a Collateralization Event is occurring, respectively, and with respect to S&P, no Relevant Entity has the S&P First Trigger Required Ratings, and (i) no Relevant Entity has had the Moody’s First Trigger Required Ratings since this Annex was executed, or (ii) at least 30 Local Business Days have elapsed since the last time a Relevant Entity had the Moody’s First Trigger Required Ratings, or (iii) no Relevant Entity has met the Hedge Counterparty Ratings Requirement since this Annex was executed, or (iv) at least 30 calendar days have elapsed since the last time a Collateralization Event occurred, or (v) a Ratings Event is occurring, or (vi) no Relevant Entity has had the S&P First Trigger Required Ratings since this Annex was executed or (vii) at least 10 Local Business Days have elapsed since the last time the Relevant Entity has had the S&P First Trigger Required Ratings.

“Threshold” means with respect to Party B: infinity.

(C)
“Minimum Transfer Amount” means with respect to Party A: USD $100,000; provided, however, that if S&P is rating the Certificates and the aggregate Certificate Principal Balances of the rated Certificates falls below $50,000,000, then the Minimum Transfer Amount shall mean USD $50,000.

(D)
“Minimum Transfer Amount” means with respect to Party B: USD $100,000 (or if the Posted Collateral is less than $100,000, the aggregate Value of Posted Collateral); provided, however, that if S&P is rating the Certificates and the aggregate Certificate Principal Balances of the rated Certificates falls below $50,000,000, then the Minimum Transfer Amount shall mean USD $50,000 (or if the Posted Collateral is less than $50,000, the aggregate Value of Posted Collateral).

(E)
Rounding. The Delivery Amount will be rounded up to the nearest integral multiple of USD $10,000; provided, however, that if S&P is rating the Certificates, the Delivery Amount will be rounded up to the nearest integral multiple of $1,000. The Return Amount will be rounded down to the nearest integral multiple of USD $10,000; provided, however, that if S&P is rating the Certificates, the Return Amount will be rounded down to the nearest integral multiple of $1,000.

(iv) “Exposure” has the meaning specified in Paragraph 12, except that (1) after the word “Agreement” the words “(assuming, for this purpose only, that Part 5(q) of the Schedule is deleted)” shall be inserted and (2) at the end of such definition, the words “with terms substantially the same as those of this Agreement.”

(c)	Valuation and Timing.

(i) “Valuation Agent” means Party A in all circumstances.

(ii) “Valuation Date” means the first Local Business Day in each week.

(iii) “Valuation Time” means the close of business in the city of the Valuation Agent on the Local Business Day immediately preceding the Valuation Date or date of calculation, as applicable, provided that the calculations of Value and Credit Support Amount will, as far as practicable, be made as of approximately the same time on the same date.

(iv) “Notification Time” means 11:00 a.m., New York time, on a Local Business Day.

The amount of “Value” with respect to Cash in Paragraph 12 shall be the Amount thereof multiplied by the applicable Valuation Percentage.

(d)	Conditions Precedent and Secured Party’s Rights and Remedies. None.

(e)	Substitution.

(i) “Substitution Date” has the meaning specified in Paragraph 4(d)(ii).

(ii) Consent. If specified here as applicable, then the Pledgor must obtain the Secured Party’s consent for any substitution pursuant to Paragraph 4(d): Inapplicable.

(f)	Dispute Resolution.

(i) “Resolution Time” means 1:00 p.m., New York time on the Local Business Day following the date on which the notice is given that gives rise to a dispute under Paragraph 5.

(ii) Value. For the purpose of Paragraphs 5(i)(C) and 5(ii), the Value of Eligible Credit Support or Posted Credit Support as of the relevant Valuation Date or date of Transfer will be calculated as follows:

(A) with respect to any Eligible Credit Support or Posted Credit Support comprising securities (“Securities”) the sum of (a)(x) the last bid price on such date for such Securities on the principal national securities exchange on which such Securities are listed, multiplied by the applicable Valuation Percentage; or (y) where any Securities are not listed on a national securities exchange, the bid price for such Securities quoted as at the close of business on such date by any principal market maker (which shall not be and shall be independent from the Valuation Agent) for such Securities chosen by the Valuation Agent, multiplied by the applicable Valuation Percentage; or (z) if no such bid price is listed or quoted for such date, the last bid price listed or quoted (as the case may be), as of the day next preceding such date on which such prices were available, multiplied by the applicable Valuation Percentage; plus (b) the accrued interest where applicable on such Securities (except to the extent that such interest shall have been paid to the Pledgor pursuant to Paragraph 5(c)(ii) or included in the applicable price) as of such date; and

(B) with respect to any Cash, the face amount thereof multiplied by the applicable Valuation Percentage.

(iii) Alternative. The provisions of Paragraph 5 will apply.

(g)	Holding and Using Posted Collateral.

(i) Eligibility to Hold Posted Collateral; Custodians:

A Custodian will be entitled to hold Posted Collateral on behalf of Party B pursuant to Paragraph 6(b); provided that:

(A) Posted Collateral may be held only in the following jurisdiction: United States.

(B) The Custodian for Party B (A) is a commercial bank or trust company which is unaffiliated with Party B and organized under the laws of the United States or state thereof, having assets of at least $500 million and a long term debt or a deposit rating of at least (i) Baa2 from Moody’s and (ii) A-1 from S&P, or is the Trustee, and a short term rating from Fitch of at least “F1” and (B) shall hold all Eligible Credit Support in an Eligible Account segregated from the Swap Account [and the Interest Rate Cap Account], as defined in the related Trust Agreement.

Initially, the Custodian for Cash and Securities for Party B is: The Trustee under the Trust Agreement, or any successor trustee thereto.  If the Custodian ceases to meet the requirements set forth in the first paragraph of this clause (i)(B), the Trustee shall replace such Custodian within 60 calendar days from the time such Custodian failed to be so eligible.

(ii) Use of Posted Collateral. The provisions of Paragraph 6(c)(i) will not apply to Party B, but the provisions of Paragraph 6(c)(ii) will apply to Party B.

(iii) Notice. If a party or its Custodian fails to meet the criteria for eligibility to hold (or, in the case of a party, to use) Posted Collateral set forth in this Paragraph 13(g), such party shall promptly notify the other party of such ineligibility.

(h)	Distributions and Interest Amount.

(i) Interest Rate. The “Interest Rate” will be the federal funds overnight rate as published by the Board of Governors of the Federal Reserve System in H.15 (519) or its successor publication, or such other rate as the parties may agree from time to time.

(ii) Transfer of Interest Amount. The transfer of the Interest Amount will be made on the second Local Business Day following the end of each calendar month and on any other Local Business Day on which Posted Collateral in the form of Cash is transferred to the Pledgor pursuant to Paragraph 3(b), in each case to the extent that a Delivery Amount would not be created or increased by that transfer, provided that Party B shall not be obliged to so transfer any Interest Amount unless and until it has earned and received such interest.

(iii) Alternative to Interest Amount. The provisions of Paragraph 6(d)(ii) will apply.

(i) Address for Transfers.

Party A: To be notified to Party B by Party A at the time of the request for the transfer.

Party B: To be notified to Party A by Party B upon request by Party A.

(j)	Other Provisions.

(i) Events of Default.

Subclause (iii) shall be deleted from Paragraph 7.

(ii) Costs of Transfer on Exchange.

Notwithstanding Paragraph 10, the Pledgor will be responsible for, and will reimburse the Secured Party for, all transfer and other taxes and other costs involved in the transfer of Eligible Credit Support either from the Pledgor to the Secured Party or from the Secured Party to the Pledgor.

(iii) Cumulative Rights.

The rights, powers and remedies of the Secured Party under this Annex shall be in addition to all rights, powers and remedies given to the Secured Party by the Agreement or by virtue of any statute or rule of law, all of which rights, powers and remedies shall be cumulative and may be exercised successively or concurrently without impairing the rights of the Secured Party in the Posted Credit Support created pursuant to this Annex.

(iv) Ratings Criteria.

“Credit Support Amount” means (a) in respect of S&P, the S&P Credit Support Amount, (b) in respect of Fitch, the Fitch Credit Support Amount, and (c) in respect of Moody’s, the Moody’s First Trigger Credit Support Amount, or the Moody’s Second Trigger Credit Support Amount, as applicable.

With respect to Fitch:

“Fitch Credit Support Amount” means, for any Valuation Date, the excess, if any, of:

(I)	(A)
for any Valuation Date (x) on which a Collateralization Event with respect to Fitch has occurred and been continuing for at least 30 calendar days or (y) on which a Ratings Event with respect to Fitch has occurred and is continuing, an amount equal to the sum of (1) the aggregate Secured Party’s Exposure for such Valuation Date with respect to all Transactions and (2) the aggregate of the products of the Volatility Buffer for each Transaction and the Notional Amount of each Transaction for the Calculation Period of each such Transaction which includes such Valuation Date, or

(B)	for any other Valuation Date, zero, over

(II) the Threshold for Party A for such Valuation Date.

“Volatility Buffer” shall mean the percentage set forth in the following table with respect to any Transaction (other than a Transaction identified in the related Confirmation as a Timing Hedge):

	Weighted Average Life (Years)
Notes’ Rating	1	2	3	4	5	6	7	8	9	10
USD Interest Rate Swaps
AA- or Better	0.6	1.6	2.6	3.4	4.2	4.8	5.5	5.9	6.4	7.0
A+/A	0.3	0.8	1.3	1.7	2.1	2.4	2.8	3.0	3.3	3.6
A-/BBB+	0.2	0.6	1.0	1.3	1.6	1.9	2.1	2.3	2.5	2.7

With respect to Moody’s:

“Moody’s First Trigger Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I) (A) for any Valuation Date on which (I) a Moody’s First Trigger Failure Condition has occurred and has been continuing (x) for at least 30 Local Business Days or (y) since this Annex was executed and (II) it is not the case that a Moody’s Second Trigger Event has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greater of (a) zero and (b) the sum of the Secured Party’s aggregate Exposure for all Transactions and the aggregate of Moody’s Additional Collateralized Amounts for each Transaction.

For the purposes of this definition, the “Moody’s Additional Collateralized Amount” with respect to any Transaction shall mean:

[the lesser of (x) the product of the Moody’s First Trigger DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (y) the product of Moody’s First Trigger Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;][7]

[the product of the applicable Moody’s First Trigger Factor set forth in Table 1 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;][8] or

(B) for any other Valuation Date, zero, over

(II) the Threshold for Party A such Valuation Date.

“Moody’s First Trigger Failure Condition” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s First Trigger Required Ratings.

“DV01” means, with respect to a Transaction and any date of determination, the sum of the estimated change in the Secured Party’s Exposure with respect to such Transaction that would result from a one basis point change in the relevant swap curve on such date, as determined by the Valuation Agent in good faith and in a commercially reasonable manner. The Valuation Agent shall, upon request of Party B, provide to Party B a statement showing in reasonable detail such calculation.

7 If Moody’s First Trigger Credit Support Amount is calculated using DV01.

8 If Moody’s First Trigger Credit Support Amount is calculated without using DV01.

“Moody’s First Trigger DV01 Multiplier” means 25.

“Moody’s First Trigger Value” means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody’s First Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

“Moody’s First Trigger Notional Amount Multiplier” means 4%.

“Moody’s Second Trigger Credit Support Amount” means, for any Valuation Date, the excess, if any, of

(I) (A) for any Valuation Date on which it is the case that a Moody’s Second Trigger Failure Condition has occurred and been continuing for at least 30 Local Business Days, an amount equal to the greatest of (a) zero, (b) the aggregate amount of the Next Payments for all Next Payment Dates (c) the sum of the Secured Party’s aggregate Exposure and the aggregate of Moody’s Additional Collateralized Amounts for each Transaction.

For the purposes of this definition, the “Moody’s Additional Collateralized Amount” with respect to any Transaction shall mean:

if such Transaction is not a Transaction-Specific Hedge,

[the lesser of (i) the product of the Moody’s Second Trigger DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (ii) the product of the Moody’s Second Trigger Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;][9]

[the product of the applicable Moody’s Second Trigger Factor set forth in Table 2 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;][1][0] or if such Transaction is a Transaction-Specific Hedge,

[the lesser of (i) the product of the Moody’s Second Trigger Transaction-Specific Hedge DV01 Multiplier and DV01 for such Transaction and such Valuation Date and (ii) the product of the Moody’s Second Trigger Transaction-Specific Hedge Notional Amount Multiplier and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;][1][1]

9 If Moody’s Second Trigger Credit Support Amount for a fixed schedule swap is calculated using DV01.

10 If Moody’s Second Trigger Credit Support Amount for a fixed schedule swap is calculated without using DV01.

11 If Moody’s Second Trigger Credit Support Amount for a Transaction-Specific Hedge is calculated using DV01.

[the product of the applicable Moody’s Second Trigger Factor set forth in Table 3 and the Notional Amount for such Transaction for the Calculation Period which includes such Valuation Date;][1][2] or

(B) for any other Valuation Date, zero, over

(II) the Threshold for Party A for such Valuation Date.

“Next Payment” means, in respect of each Next Payment Date, the greater of (i) the amount of any payments due to be made by Party A under Section 2(a) of the Master Agreement on such Next Payment Date less any payments due to be made by Party B under Section 2(a) of the Master Agreement on such Next Payment Date (in each case, after giving effect to any applicable netting under Section 2(c) of the Master Agreement) and (ii) zero.

“Next Payment Date” means each date on which the next scheduled payment under any Transaction is due to be paid.

“Transaction-Specific Hedge” means any Transaction that is an interest rate cap, interest rate floor or interest rate swaption, or an interest rate swap if (x) the notional amount of the interest rate swap is “balance guaranteed” or (y) the notional amount of the interest rate swap for any Calculation Period otherwise is not a specific dollar amount that is fixed at the inception of the Transaction.

“Moody’s Second Trigger Failure Condition” means that no Relevant Entity has credit ratings from Moody’s at least equal to the Moody’s Second Trigger Ratings Threshold.

“Moody’s Second Trigger DV01 Multiplier” means 60.

“Moody’s Second Trigger Transaction-Specific Hedge DV01 Multiplier” means 75.

“Moody’s Second Trigger Transaction-Specific Hedge Notional Amount Multiplier” means 11%.

“Moody’s Second Trigger Value” means, on any date and with respect to any Eligible Collateral other than Cash, the bid price obtained by the Valuation Agent multiplied by the Moody’s Second Trigger Valuation Percentage for such Eligible Collateral set forth in Paragraph 13(b)(ii).

“Moody’s Second Trigger Notional Amount Multiplier” means 9%.

With respect to S&P:

“S&P Credit Support Amount” means, for any Valuation Date, the excess, if any, of:

(I)	(A)
for any Valuation Date on which (x) an S&P FI Relevant Entity’s senior, unsecured (i) short-term debt obligations are rated “A-2” by S&P or (ii) long-term debt obligations are rated “A,” “A-“ or “BBB+,”

12 If Moody’s Second Trigger Credit Support Amount for a Transaction-Specific Hedge is calculated without using DV01.

if such S&P FI Relevant Entity does not have a senior, unsecured short-term rating from S&P, an amount equal to the aggregate Secured Party’s Exposure for such Valuation Date with respect to all Transactions or (y) the Relevant Entity is an Ineligible Counterparty, an amount equal to the product of 125% times the aggregate Secured Party’s Exposure for such Valuation Date with respect to all Transactions, or

(B)	for any other Valuation Date, zero, over

(II) the Threshold for Party A for such Valuation Date.

“S&P Valuation Percentage” means, with respect to a Valuation Date and each item of Eligible Collateral:

(A)
if the S&P Threshold for such Valuation Date is zero and it is not the case that a S&P Trigger Failure Condition has occurred and been continuing for at least 10 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed “S&P Valuation Percentage for Eligible Counterparties,” or

(B)
if an S&P Trigger Failure Condition has occurred and been continuing for at least 10 Local Business Days, the corresponding percentage for such Eligible Collateral in the column headed “S&P Valuation Percentage for Ineligible Counterparties.”

(v) Demands and Notices.

All demands, specifications and notices under this Annex will be made pursuant to the Notices Section of this Agreement, save that any demand, specification or notice:

(A) shall be given to or made at the following addresses:

If to Party A:

As set forth in Part 4(a) of the Schedule.

If to Party B:

As set forth in Part 4(a) of the Schedule.

or at such other address as the relevant party may from time to time designate by giving notice (in accordance with the terms of this subparagraph) to the other party;

(B) shall be deemed to be effective at the time such notice is actually received unless such notice is received on a day which is not a Local Business Day or after the Notification Time on any Local Business Day in which event such notice shall be deemed to be effective on the next succeeding Local Business Day.

Pursuant to the Section 4.03 of the Trust Agreement, the monthly report to Certificateholders shall be made available to Party A in the manner and form specified therein.

(vi) Agreement as to Single Secured Party and Pledgor

Party A and Party B agree that, notwithstanding anything to the contrary in the first sentence of this Annex, Paragraph 1(b) or Paragraph 2 or the definitions in Paragraph 12, except with respect to Party B’s obligations under Paragraph 3(b), (a) the term “Secured Party” as used in this Annex means only Party B, (b) the term “Pledgor” as used in this Annex means only Party A, (c) only Party A makes the pledge and grant in Paragraph 2, the acknowledgement in the final sentence of Paragraph 8(a) and the representations in Paragraph 9 and (d) only Party A will be required to make Transfers of Eligible Credit Support hereunder. Party A and Party B further agree that, notwithstanding anything to the contrary in the recital to this Annex or Paragraph 7, this Annex will constitute a Credit Support Document only with respect to Party A.

(vii) Trustee Capacity.

It is expressly understood and agreed by the parties hereto that (i) this Annex is executed and delivered by the Trustee not individually or personally but solely as supplemental interest trustee of the Trust, in the exercise of the powers and authority conferred and vested in it under the Trust Agreement, (ii) each of the representations, undertakings and agreements herein made on the part of the Trust is made and intended not as personal representations, undertakings and agreements by the Trustee but is made and intended for the purpose of binding only the Trust, (iii) nothing herein contained shall be construed as creating any liability on the part of the Trustee, individually or personally, to perform any covenant either expressed or implied contained herein, all such liability, if any, being expressly waived by the parties hereto and by any Person claiming by, through or under the parties hereto and (iv) under no circumstances shall the Trustee be personally liable for the payment of any indebtedness or expenses of the Trust or be liable for the breach or failure of any obligation, representation, warranty or covenant made or undertaken by the Trust under this Annex or any other related documents as to all of which recourse shall be had solely to the assets of the Trust in accordance with the terms of the Trust Agreement.

[Signature page follows]

IN WITNESS WHEREOF, the parties have executed this document by their duly authorized officers with effect from the date specified on the first page hereof.

ABN AMRO BANK N.V.	U.S. BANK NATIONAL ASSOCIATION, NOT IN ITS INDIVIDUAL CAPACITY BUT SOLELY AS TRUSTEE ON BEHALF OF THE SUPPLEMENTAL INTEREST TRUST, LEHMAN XS TRUST MORTGAGE PASS-THROUGH CERTIFICATES, SERIES 2007-20N
(Name of Party)	(Name of Party)

Name:	Name:
Title:	Title:
Date:	Date:

Name:
Title:
Date:

Table 1

Moody’s First Trigger Factor

Remaining Weighted Average Life of Hedge in Years	Weekly Collateral Posting
1 or less	0.25%
More than 1 but not more than 2	0.50%
More than 2 but not more than 3	0.70%
More than 3 but not more than 4	1.00%
More than 4 but not more than 5	1.20%
More than 5 but not more than 6	1.40%
More than 6 but not more than 7	1.60%
More than 7 but not more than 8	1.80%
More than 8 but not more than 9	2.00%
More than 9 but not more than 10	2.20%
More than 10 but not more than 11	2.30%
More than 11 but not more than 12	2.50%
More than 12 but not more than 13	2.70%
More than 13 but not more than 14	2.80%
More than 14 but not more than 15	3.00%
More than 15 but not more than 16	3.20%
More than 16 but not more than 17	3.30%
More than 17 but not more than 18	3.50%
More than 18 but not more than 19	3.60%
More than 19 but not more than 20	3.70%
More than 20 but not more than 21	3.90%
More than 21 but not more than 22	4.00%
More than 22 but not more than 23	4.00%
More than 23 but not more than 24	4.00%
More than 24 but not more than 25	4.00%
More than 25 but not more than 26	4.00%
More than 26 but not more than 27	4.00%
More than 27 but not more than 28	4.00%
More than 28 but not more than 29	4.00%
More than 29	4.00%

Table 2

Moody’s Second Trigger Factor for Interest Rate Swaps with Fixed Notional Amounts

Remaining Weighted Average Life of Hedge in Years	Weekly Collateral Posting
1 or less	0.60%
More than 1 but not more than 2	1.20%
More than 2 but not more than 3	1.70%
More than 3 but not more than 4	2.30%
More than 4 but not more than 5	2.80%
More than 5 but not more than 6	3.30%
More than 6 but not more than 7	3.80%
More than 7 but not more than 8	4.30%
More than 8 but not more than 9	4.80%
More than 9 but not more than 10	5.30%
More than 10 but not more than 11	5.60%
More than 11 but not more than 12	6.00%
More than 12 but not more than 13	6.40%
More than 13 but not more than 14	6.80%
More than 14 but not more than 15	7.20%
More than 15 but not more than 16	7.60%
More than 16 but not more than 17	7.90%
More than 17 but not more than 18	8.30%
More than 18 but not more than 19	8.60%
More than 19 but not more than 20	9.00%
More than 20 but not more than 21	9.00%
More than 21 but not more than 22	9.00%
More than 22 but not more than 23	9.00%
More than 23 but not more than 24	9.00%
More than 24 but not more than 25	9.00%
More than 25 but not more than 26	9.00%
More than 26 but not more than 27	9.00%
More than 27 but not more than 28	9.00%
More than 28 but not more than 29	9.00%
More than 29	9.00%

Table 3

Moody’s Second Trigger Factor for Transaction-Specific Hedges
[If “Valuation Date” means each Local Business Day, the “Daily Collateral Posting” column will apply and the Weekly Collateral Posting Column will be deleted.]
[If “Valuation Date” means the first Local Business Day in each week, the “Weekly Collateral
Posting” column will apply and the Daily Collateral Posting Column will be deleted.]

Remaining Weighted Average Life of Hedge in Years	[Daily Collateral Posting	[Weekly Collateral Posting
1 or less	0.65%	0.75%
More than 1 but not more than 2	1.30%	1.50%
More than 2 but not more than 3	1.90%	2.20%
More than 3 but not more than 4	2.50%	2.90%
More than 4 but not more than 5	3.10%	3.60%
More than 5 but not more than 6	3.60%	4.20%
More than 6 but not more than 7	4.20%	4.80%
More than 7 but not more than 8	4.70%	5.40%
More than 8 but not more than 9	5.20%	6.00%
More than 9 but not more than 10	5.70%	6.60%
More than 10 but not more than 11	6.10%	7.00%
More than 11 but not more than 12	6.50%	7.50%
More than 12 but not more than 13	7.00%	8.00%
More than 13 but not more than 14	7.40%	8.50%
More than 14 but not more than 15	7.80%	9.00%
More than 15 but not more than 16	8.20%	9.50%
More than 16 but not more than 17	8.60%	9.90%
More than 17 but not more than 18	9.00%	10.40%
More than 18 but not more than 19	9.40%	10.80%
More than 19 but not more than 20	9.70%	11.00%
More than 20 but not more than 21	10.00%	11.00%
More than 21 but not more than 22	10.00%	11.00%
More than 22 but not more than 23	10.00%	11.00%
More than 23 but not more than 24	10.00%	11.00%
More than 24 but not more than 25	10.00%	11.00%
More than 25 but not more than 26	10.00%	11.00%
More than 26 but not more than 27	10.00%	11.00%
More than 27 but not more than 28	10.00%	11.00%
More than 28 but not more than 29	10.00%	11.00%
More than 29	10.00%]	11.00%]